Filed Pursuant to Rule 497(a)
File No. 333-230326
Rule 482 AD

New Mountain Finance Corporation Announces Pricing of 6,000,000 Shares of Common Stock

New York, NY – 7/9/2019 – New Mountain Finance Corporation (the "Company") (NYSE: NMFC) announced today that it has priced an underwritten offering of 6,000,000 shares of its common stock at a public offering price of $13.68 per share. The Company’s investment adviser, New Mountain Finance Advisers BDC, L.L.C. (the “Adviser”), has agreed to bear a $0.39 per share portion of the $0.42 per share sales load payable to the underwriters, such that the Company will receive net proceeds of $13.65 per share in this offering.  The net amount received by the Company is believed to be in excess of book value and is therefore accretive to shareholders. The closing of the offering is subject to customary closing conditions and is expected to take place on July 11, 2019. In connection with the offering, the Company has granted the underwriters for the offering an option to purchase up to an additional 900,000 shares of the Company's common stock.

The Company intends to use the net proceeds from the offering primarily for new investments in portfolio companies in accordance with its investment objective and strategies. The Company may also use a portion of such net proceeds for other general corporate purposes, including to temporarily repay indebtedness (which will be subject to re-borrowing), and other working capital needs.

The joint-lead book-running managers for the offering are Wells Fargo Securities, LLC, Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, Keefe, Bruyette & Woods, A Stifel Company, UBS Securities LLC and Deutsche Bank Securities Inc. The co-managers are Janney Montgomery Scott LLC and Oppenheimer & Co. Inc.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated July 8, 2019, and accompanying prospectus, dated April 29, 2019, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities, nor shall there be any sale of these securities or any other securities referred to in this press release in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; or Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com.

About New Mountain Finance Corporation

New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company’s investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The Company’s first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent it invests in the “last out” tranche. In some cases, the investments may also include small equity interests. The Company’s investment activities are managed by its investment adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein, unless required to do so by law. All forward-looking statements speak only as of the time of this press release.

SOURCE: New Mountain Finance Corporation

New Mountain Finance Corporation
Shiraz Y. Kajee, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505